                                                                    EXHIBIT 4.16

                          Lic. Jose Visoso del Valle
                                 Notario No. 92                           [SEAL]
                              del Distrito Federal


------------------------------------67,934--------------------------------------

LIBRO NUMERO SETECIENTOS CUARENTA Y SEIS._______________________________________
ESCRITURA NUMERO SESENTA Y SIETE MIL NOVECIENTOS TREINTA Y CUATRO.______________ EN LA CIUDAD DE MEXICO, A TREINTA DE ABRIL DE MIL NOVECIENTOS NOVENTA Y OCHO.___ JOSE VISOSO DEL VALLE, NOTARIO NUMERO NOVENTA Y DOS DEL DISTRITO FEDERAL, HAGO CONSTAR:________________________________________________________________________

EL RECONOCIEMIENTO DE ADEUDO E HIPOTECA (LA "HIPOTECA") QUE OTORGA REDAY,
                                             --------
SOCIEDAD ANONIMA DE CAPITAL VARIABLE (EN LO SUCESIVO EL "GARANTE HIPOTECARIO")
                                                         -------------------
REPRESENTADA EN ESTE ACTO POR EL SENOR JAMES ENRIQUE RITCH GRANDE AMPUDIA, EN FAVOR DE CREDIT SUISSE FORST BOSTON, ACTUANDO A TRAVES DE SU SUCURSAL EN NUEVA YORK, EN SU CAPACIDAD DE AGENTE PARA LAS GARANTIAS (EN LO SUCESIVO EL"AGENTE
                                                                      ------
PARA LAS GARANTIAS") PARA BENEFICIO DE LOS ACREEDORES MENCIONADOS EN EL CONTRATO
------------------
DE CREDITO (REFERIDO MAS ADELANTE), al tenor de las siguientes, declaraciones y clausulas:______________________________________________________________________

---------------------------------DECLARACIONES----------------------------------

1.- El Garante Hipotecario, a traves de su representante, en este acto declara que:____________________________________________________________________________

uno. Es una sociedad debidamente constituida y validamente existente de acuerdo con las leyes de los Estados Unidos Mexicanos ("Mexico"), segun consta en la
                                                ------
escritura publica numero veintiseis mil seiscientos seis, de fecha dos de enero de mil novecientos noventa y uno, otorgada ante el Licenciado Roberto Nunez y Bandera, Notario Publico numero Uno del Distrito Federal, y cuyo primer testimonio quedo inscrito en el Registro Publico de Comercio de la Ciudad de Mexico, Distrito Federal, bajo el folio mercantil ciento cincuenta mil trescientos trece, de fecha veinticuatro de octubere de mil novecientos noventa y uno;__________________________________________________________________________

dos. El Garante Hipotecario tiene su domicilio social en la Ciudad de Mexico, Distrito Federal, Mexico;
tres. El objeto social del Garante Hipotecario incluye, entre otras cosas, el otorgamiento de garantias;______________________________________________________

cuatro. A la fecha de suscripcion del presente instrumento, es el legitimo y unico propietario de los predios descritos en los siguientes instrumentos (en lo sucesivo los "Bienes Hipotecados"):_____________________________________________
              ------------------

(i) Con la escritura publica numero veintitres mil doscientos veintiocho de fecha veintiocho de septiembre de mil novecientos noventa y cinco, otorgada ante el Licenciado Carlos Alejandro Duran Loera, Notario Publico numero once del Distrito Federal, y cuyo primer testimonio quedo inscrito en el Registro Publico de la Propiedad de la Ciudad de Mexico, Distrito Federal, bajo el folio real nueve millones trescientos cuarenta y siete mil novecientos veinticuatro, con fecha catorce de diciembre de mil novecientos noventa y cinco, "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, adquirio en precio de DOS MILLONES SETECIENTOS VEINTIDOS MIL SEISCIENTOS SETENTA Y UN NUEVOS PESOS, NOVENTA Y NUEVE CENTAVOS, MONEDA NACIONAL, el lote de terreno numero uno de la manzana quinientos ochenta y cinco de la quincuagesima cuarta region catastral, con frente a la Avenida de las Flores, antes Calzada de Flor de Maria de esta Ciudad, marcado con el numero oficial trescientos noventa de la calle Las Flores, en la Colonia Tlacopac, Delegacion Villa Alvaro Obregon,

                                  Pagina - 1

                          Lic. Jose Visoso del Valle
                                 Notario No. 92
                              del Distrito Federal


Distrito Federal, con la superficie, medidas y colindancias que en el titulo que se relaciona se describieron como sigue:________________________________________

"....SUPERFICIE: MIL DOSCIENTOS CINCUENTA Y UN METROS SETENTA Y TRES CENTESIMOS
CUADRADOS.______________________________________________________________________
MEDIDAS Y COLINDANCIAS:_________________________________________________________
AL NOROESTE, en dos tramos de diecinueve metros ochenta centimetros y diecinueve metros, con la Antigua Calzada de Flor de Maria, hoy Avenida de las Flores._____

AL ESTE, en cuarenta y nueve metros cuarenta centimetros, con propiedades que fueron del propio licenciado Angel Martin Perez, ahora predio catastral numero diecinueve de la manzana quinientos ochenta y cinco de la quincuagesima cuarta region;_________________________________________________________________________

AL SURESTE, en dieciseis metros sesenta centimetros, con fraccion vendida a dona Ana Martinez Ibarrola de Del Toro, ahora predio catastral numero sesenta y uno de las referidas manzana y region catastral;____________________________________

AL SUR, en treinta metros sesenta centimetros, con propiedades que fueron del senor Torres, ahora predios catastrales numeros cincuenta y nueve y sesenta de la referida manzana y region....."______________________________________________

(ii) Con la escritura publica numero veintitres mil doscientos veinticuatro de fecha veintiocho de septiembre de mil novecientos noventa y cinco, otorgada ante el Licenciado Carlos Alejandro Duran Loera, Notario Publico numero once del Distrito Fderal, y cuyo primer testimonio quedo inscrito en el Registo Publico de la Propiedad de la Ciudad de Mexico, Distrito Federal, bajo el folio real seiscientos cincuenta mil seiscientos sesenta y dos, con fecha treinta de noviembre de mil novecientos noventa y cinco, "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, adquirio en precio de SESENTA Y SIETE MILLONES OCHOCIENTOS SETENTA Y OCHO MIL DOSCIENTOS TREINTA Y UN NUEVOS PESOS, NOVENTA Y NUEVE CENTAVOS, MONEDA NACIONAL, el inmueble marcado con el numero oficial quinientos quince de Boulevard Adolfo Lopez Mateos, en la Colonia Tlacopac, Delegacion Villa Alvaro Obregon, Distrito Federal, con la superficie, medidas y colindancias que en el titulo que se relaciona se describieron como sigue:______

"....SUPERFICIE: NUEVE MIL OCHOCIENTOS NUEVE METROS SESENTA Y OCHO CENTESIMOS
CUADRADOS.______________________________________________________________________
MEDIDAS Y COLINDANCIAS._________________________________________________________
AL ORIENTE, en doscientos doce metros setenta y cinco centesimos, con Boulevard Adolfo Lopez Mateos, Anillo Periferico, Sur;____________________________________

AL SUR, (Vertice del terreno) en cuatro metros cincuenta centimetros, con Pancoupe que forman el referido Bolulevard Adolfo Lopez Mateos Anillo Periferico Sur y la calle Barranca de Pilares;_____________________________________________

AL SUROESTE, en ciento cuarenta y ocho metros, veinte centimetros, con calle Barranca de Pilares;____________________________________________________________
AL NOROESTE, en veinticuatro metros, con propiedades que son o que fueron de don Octavio Reyna Ruiz y don Pedro Tellez;__________________________________________
AL NORESTE, en veinte metros, con propiedades que son o fueron de don Aurelio Diaz Noriega;___________________________________________________________________
AL NORTE O NOROESTE, en cuarenta y cuatro metros, diez centimetros, con propiedades que son o fueron de don Alejandro Moncada Angeles y Don Emilio Rivera;_________________________________________________________________________

                          Lic. Jose Visoso del Valle
                                 Notario No. 92                           [SEAL]
                              del Distrito Federal


AL NORESTE, en veintinueve metros setenta centimetros, con propiedades que son o fueron de don Emilio Rivera;____________________________________________________
AL NOROESTE, en ciento cuatro metros treinta centimetros, con propiedades que son o fueron de don Emilio Rivera; y____________________________________________

AL NORESTE, con lo que se cierra el poligono, en dos metros setenta y cinco centimetros, con propiedad que es o fue de dona Guadalupe Saavedra de Ayala, ahora con frente al Boulevard Adolfo Lopez Mateos Anillo Periferico Sur...."____

(iii) Con la escritura publica numero veintitres mil doscientos veinticinco de fecha veintiocho de septiembre de mil novecientos noventa y cinco, otorgada ante el Licenciado Carlos Alejandro Duran Loera, Notario Publico numero once del Distrito Federal, y cuyo primer testimonio quedo inscrito en el Registro Publico de la Propiedad del Distrito Federal, en el folio real seiscientos ochenta y tres mil quinientos diecisiete, con fecha catorce de diciembre de mil novecientos noventa y cinco, "REDAY", SOCIDAD ANONIMA DE CAPITAL VARIABLE, en precio de DOS MILLONES CIENTO SETENTA Y CINCO MIL SETECIENTOS TREINTA NUEVOS PESOS, NOVENTA Y DOS CENTAVOS, MONEDA NANCIONAL, el lote de terreno numero dieciocho de la manzana quinientos ochenta y dos de la quincuagesima cuarta region catastral, marcado con el numero oficial quinientos setenta y cuatro de la calle ROMULO O'FARRIL, en la Colonia Tlacopac, Distrito Federal, Mexico, con la superficie, medidas y colindancias que en el titulo que se relaciona se describieron como sigue:________________________________________________________

"....SUPERFICIE OCHOCIENTOS NOVENTA Y UN METROS SETENTA Y NUEVE CENTIMETROS
CUADRADOS.______________________________________________________________________
MEDIDAS Y COLINDANCIAS:_________________________________________________________
AL NORTE, en veinte metros, con via del ferrocarril Mexico-Cuernavaca;__________

AL ORIENTE, en sesenta y un metros cincuenta centimetros, con porcion resultado de la subdivision de la agrupacion referida, hoy predio catastral numero trece de la misma manzana y region;___________________________________________________

AL SUR, en diez metros, con predio enajenado al senor Carlos Lopez, hoy predio catastral numero trece de la misma manzana y region;____________________________

AL PONIENTE, en sesenta y cuatro metros cuatro centesimos, con propiedades que son o fueron de la senora Kawage, ahora predios catastrales treinta y cinco, treinta y tres y diecisiete de la referida manzana y region...."________________

(iv) Con la escritura publica numero veintres mil doscientos veintiseis de fecha veintiocho de septiembre de mil novecientos noventa y cinco, otorgada ante el Licenciado Carlos Alejandro Duran Loera, Notario Publico numero once del Distrito Federal, y cuyo primer tesimonio quedo inscrito en el Registro Publico de la Propiedad de la Ciudad de Mexico, Distrito Federal, bajo el folio real seiscientos ochenta y tres mil quinientos dieciocho, con fecha catorce de diciembre de mil novecientos noventa y cinco, "REDAY", SOCIEDAD ANONIMA DE CAPTIAL VARIABLE, adquirio en precio de TRES MILLONES DOSCIENTOS CATORCE MIL CIENTO TREINTA NUEVOS PESOS, OCHENTA CENTAVOS, MONEDA NACIONAL, el lote de terreno numero diecinueve de la manzana quinientos ochenta y dos, de la quincuagesima cuarta region catastral, con frente a la calle Ferrocarril de Cuernavaca, marcado con el numero oficial quinientos setenta y ocho de la calle Romulo O'Farril, en

                                  Pagina - 3

                          Lic. Jose Visoso del Valle
                                 Notario No. 92
                              del Distrito Federal


la Colonia Tlacopac, Delagacion Villa Alvaro Obregon, Distrito Federal, con la superficie, medidas y colindancias que en el titulo que se relaciona se describieron como sigue:________________________________________________________

"....SUPERFICIE: MIL TRESCIENTOS DIECISIETE METROS CUARENTA Y UN CENTIMETROS
CUADRADOS.______________________________________________________________________
MEDIDAS Y COLINDANCIAS:_________________________________________________________

AL NORTE, en dos tramos de dieciseis metros trece centimetros y once metros setenta y dos centimetros, con derecho de via de ferrocarril de Cuernavaca, ahora calle Ferrocarril de Cuernavaca;__________________________________________

AL ORIENTE, en cincuenta y sies metros dos centimetros, con predio catastral numero veinte de la misma manzana y region, resultado de la agrupacion y subdivision referidas;__________________________________________________________
AL SUR, en veinte metros, con predio catastral mumero doce de la misma manzana y region, antes propiedades que fueron de la senora Viuda de Pena;________________ AL PONIENTE, en sesenta y un metros cincuenta centimetros, con predio catastral numero dieciocho, resultado de la agrupacion y subdivision referidas....."______

(v) Con la escritura publica numero veintitres mil doscientos veintisiete de fecha veintiocho de septiembre de mil novecientos noventa y cinco, otorgada ante el Licenciado Carlos Alejandro Duran Loera, Notario Publico numero once del Distrito Federal, y cuyo primer testimonio quedo inscrito en el Registro Publico de la Propiedad de la Ciudad de Mexico, Distrito Federal bajo el folio real seiscientos ochenta y tres mil quinientos diecineuve, con fecha treinta de enero de mil novecientos noventa y seis, "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, adquirio en precio de UN MILLION NOVECIENTOS CUARENTA MIL TRESCIENTOS NOVENTA Y CUATRO NUEVOS PESOS, TREINTA CENTAOS, MONEDA NACIONAL, el lote de terreno numero veinte de la manzana quinientos ochenta y dos, de la quincuagesima cuarta region catastral, con frente a la calle Ferrocarril de Cuernavaca, marcado con el numero oficial quinientos setenta de la calle Romulo O'Farril en la Colonia Tlacopac, Delagacion Villa Alvaro Obregon, en esta Ciudad de Mexico, Distrito Federal, con la superficie, medidas y colindancias que en el titulo que se relaciona se describieron como sigue:_____________________________

"....SUPERFICIE: SETECIENTOS NOVENTA Y CINCO METROS TREINTA Y TRES CENTIMETROS
CUADRADOS.______________________________________________________________________
MEDIDAS Y COLINDANCIAS:_________________________________________________________
AL NORTE, en veinte metros, con derecho de via del ferrocarril de Cuernavaca, ahora calle Ferrocarril de Cuernavaca;__________________________________________

AL ORIENTE, en cincuenta y dos metros noventa y dos centimetros, con propiedades que fueron de la senora Micaela Arias, hoy predio catastral numero veintiuno de la misma manzana y region;______________________________________________________

AL SUR, en once metros cincuenta centimetros, con propiedades que fueron de la senora Viuda de Pena, hoy predio catastral numero diez de la misma mnzana y region;_________________________________________________________________________

AL PONIENTE, en cincuenta y seis metros dos centimetros, con predio resultado de la referida agrupacion y subdivision, ahora predio catastral numero diecinueve de las referidas manzana y region...."__________________________________________

(vi) Con la escritura numero cincuenta y tres mil doscientos treinta y nueve, de fecha veinte de abril de mil novecientos noventa y ocho, otorgada ante el licenciado MIGUEL ALESSIO ROBELS, Notario

                          Lic. Jose Visoso del Valle
                                 Notario No. 92                           [SEAL]
                              del Distrito Federal


Numero Diecinueve del Distrito Federal, pendiente de inscripcion en el Registro Publico de Propiedae de Tlalnepantla, Estado de Mexico, por lo reciente de su otorgamiento "REDAY, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, adquirio, en precio de UN MILLON CUATROCIENTOS MIL DOLARES, Moneda de los Estados Unidos de America, el edificio marcado con el numero veinticinco de las calles de Victoria y terreno sobre el cual esta construido, que es la fraccion norte del lote de terreno numero siete de la manzana diez, del superfrancccionamiento industrial denominado "ALCE BLANCO" ubicado en San Bartolo Naucalpan, en terminos del Distrito de Tlalnepantla, Estado de Mexico, con la superficie, medidas y colindancias que en el titulo que se relaciona se describieron como sigue:______

"....SUPERFICIE DE: CUATRO MIL CIENTO SETENTA Y TRES METROS CUADRADOS CATORCE
DECIMETROS y los siguientes linderos:___________________________________________
AL NORTE, en sesenta y cinco metros veintiun centimetros, con la calle de la Victoria;_______________________________________________________________________
AL SUR, en sesenta y siete metros cuarenta y cinco centimetros, con la fraccion sur de lote siete;______________________________________________________________
AL ORIENTE, en cincuenta y un metros setenta centimetros, con el lote uno de la manzana diez;___________________________________________________________________
AL PONIENTE, en sesenta y tres metros setenta centimetros, con la calle cuatro, y.______________________________________________________________________________

AL NORTE, en nueve metros cinco centimetros, con la interseccion de la calle cuatro y la calle Victoria...."_________________________________________________

Es de advertir que dicho inmueble se encuentra inscrito en el Registro Publico de la Propiedad de Tlalnepantla, Estado de Mexico, en la seccion primera, libro primera, volumen seiscientos sesenta y uno y bajo la partida numero doscientos noventa y cuatro, a nombre de Guillette de Mexico y Compania Sociedad Anonima de Capital variable._______________________________________________________________

cinco. Declara EL GARANTE HIPOTECARIO que los Bienes Hipotecados se encuentran libres de todo gravemen y limitacion de dominio de cualquier naturaleza, como se demuestra con los certificados de libertad de gravamenes de fecha veinteinueve de abril de mil novecientos noventa y ocho, expedidos por el Registro Publico de la Propiedad de Tlalnepantla, Estado de Mexico, copia de los cules se anexa al Apendice de esta escritura publica, con la letra "A", y con los certificados de libertad de gravemenes que expedira el REgistro Publico de la Propiedad de la Ciudad de Mexico, Distrito Federal, mismos que agregare al apendice de esta escritura, formando parte integral de la misma y otras copias seran anexadas al primer testimonio de esta escritura que se entregara al Agente para las Garantias;______________________________________________________________________

seis. Todod los cargos por concepto de impuestos prediales han sido pagados, no se encuentra pendiente pago cantidad alguna por contribuciones federales, estatales, municipales o locales, pagos por servicio de agua, alcantarillado, impuestos, derechos o impuestos de importacion relacionados con los Bienes Hipotecados, y se han obtenido todos los permisos y autorizaciones relacionados con los Bienes Hipotecados, salvo por contibuciones por montos no significativos cuya falta de pago oportuno, o salvo por permisos y autorizaciones cuya ausencia, no tiene ni se espera que tenga un efecto material adverso en el valor de los Bienes Hipotecarios o en los derechos del Agente para las Garantias bajo el presente contrato.___________________________________________________________

                                  Pagina - 5

                          Lic. Jose Visoso del Valle
                                 Notario No. 92
                              del Distrito Federal


siete. Con fecha treinta de abril de mil novecientos noventa y ocho, CDRJ Investments (Lux), Sociedad Anonima (la "Controladora"), Jafra Cosmetics
                                         ------------
International, Inc. ("JCI"), Jafra Cosmetics International, Sociedad Anonima de
                      ---
Capital Variable ("JCISA" y conjuntamente con "JCI", los "Acreditados")
                                                          -----------
celebaron un contrato de credito, el cual se adjunta como Anexo "B" con los acreedores que se mencionan en dicho contrato, el Banco Emisor (segun se define en el Contrato de Credito) (dichos acreedores y el Banco Emisor en lo sucesivo se les denominara conjuntamente con los "Acreedores") y el Agente para las
                                         ----------
Garantias (dicho contrato de credito, y como sea adicionado, modificado o reespresado, en cualquier momento, se denominara el "Contrato de Credito"), en
                                                     -------------------
el cual se establece que los Acreedores otorgaran a los Acreditados (i) creditos a plazo por un monto de hasta E.U.A.$25,000,000.00 (Veinticinco millones de dolares 00/100, moneda de curso legal de los Estados Unidos de America) (los

"Creditos a Plazo"); (ii) lineas de credito revolvente hasta por un monto de
-----------------
E.U.A.$65,000,000.00 (Sesenta y cinco millones de dolares 00/100, moneda de curso legal de los Estados Unidos de America) (las "Lineas de Credito
                                                    -----------------
Revolvente"); (iii) creditos puente ("swingline") hasta por un monto de E.U.A.$10,000,000.00 (Diez millones de dolares 00/100, moneda de curso legal de los Estados Unido de America) (los "Creditos Puente" y conjuntamente con los
                                    ---------------
Creditos a Plazo y las Lineas de Credito Revolvente, los "Creditos"); y (iv)
                                                          --------
cartas de credito hasta por un monto de E.U.A.$15,000,000.00 (Quince millones de dolares 00/100, moneda de curso legal de los Estados Unidos de America);________

ocho. En esta fecha, el Garante Hipotecario celebro un contrato de garantia con el Agente para las Garantias el cual se adjunta al presente como Anexo "C" (el

"Contrato de Garantia") bajo el cual el Garante Hipotecario garantiza las
---------------------
obligaciones de los Acreditados bajo el Contrato de Credito.____________________

nueve. Con fecha treinta de abril de mil novecientos noventa y ocho, Jafra Cosmetics Internaitonal, Inc. y JCISA (conjuntamente las "Garentes en el Credito de Chase") el cual se adjunta como Anexo "D" se obligaron bajo un Contrato de Comision y Garantia (Fee and Guarnatee Agreement) el "Contrato de Chase") a resoponder ante The Chase Manhattan Bank ("Chase") en forma solidaria por cualquier falta de pago bajo las Cartas de Acuerdo) (Letter Agreements) segun dicho termino se define en el Contrato de Chase) por parte de los Acreedores (Borrowers) segun dicho termino se define en el Contrato de Chase).

diez. La suscripcion del presente instrumento no viola sus estatutos sociales vigentes a esta fecha, ni existe ley o disposicion contractual alguna que le prohiba llevar a cabo dicha suscripcion;________________________________________

once. Ha obtenido todas lo autorizaciones coporativas y gubernamentales necessarias para la suscripcion del presente instrumento, y a esta fecha, no se encuentra en huelga, ni tiene conociemiento de que exista emplazamiento a huelga, o de cualquier otro hecho o situacion que afecte o pudiera afectar su condicion financiera u operacones, o que pudiera afectar la legalidad, validez o exigibilidad del presente instrumento ni la prioridad en el otorgamiento de la garantia que en el mismo se contiene. A esta fecha, no existe evento o motivo alguno del que pudiera derivar un gravamen o derecho preferente sobre la Hipoteca que se constituye por este instrumento;________________________________

doce. Con el objeto de cumplir con las obligaciones contractuales contraidas bajo el Contrato de Credito, y las demas Obligaciones Garantizadas a las que se refiere la clausula Cuarta del presente, esta dispuesta a constituir una hipoteca en primer lugar y grado de prelacion en favor del Agente para las

                          Lic. Jose Visoso del Valle
                                 Notario No. 92                           [SEAL]
                              del Distrito Federal


Garantias actuando en beneficio de los Acreedores, sobre los Bienes Hipotecados en los terminos preristos en el presente instrumento; y_________________________

trece. Su representante goza de poderes y faculteades suficientes para obligaria en los terminos del presente instrumento, mismos que no le han sido revocados, limitados ni restringidos en forma alguna.___________________________

catorce. Todas las declaraciones, garantias, clausulas y obligaciones contenidas en el Contrato de Credito son ratificadas en este acto por el Garante Hipotecario.____________________________________________________________________

De acuerdo con las declariones anteiores, el Garante Hipotecrio se obliga de acuerdo con las siguientes:_____________________________________________________

-----------------------------------CLAUSULAS------------------------------------

Los terminos definidos en mayusculas bajo este instrumento y que no hayan sido definidos de otra forma en esta misma Hipoteca, tendran el significado previsto bajo el Contrato de Credito.____________________________________________________

PRIMERA.  Reconocimiento de Adeudo._____________________________________________

(uno) EL Garante Hipotecario reconoce expresamente en este acto que el monto total de principal disponsible bajo los Creditos a Plazo, a esta fecha, asciende a la cantidad de 25,000,000.00 (Veinticinco millones de dolares 00/100, moneda de curso legal de los Estados Unidos de America), el cual debera ser pagado en los terminos previstos bajo el Contrato de Credito y que el monto recibido a esta fecha bajo dichos contratos a plazo asciende a DIEZ MILLONES MONEDA DE LOS ESTADOS UNIDOS DE AMERICA.______________________________________________________

(dos) EL Garante Hipotecario reconoce expresamente en este acto que el monto total de principal disponible bajo las Lineas de Credito Revolvente, a esta fecha, asciende a la cantidad de 65,000,000.00 (Sesenta y cinco millones de dolares 00/100, moneda de curso legal de los Estados Unidos de America), el cual debera ser pagado en los terminos previstos bajo el Contrato de Credito.________

(tres) EL Garante Hiptecario reconoce expresamente en este acto que el monto total de principal disponible bajo los Creditos Puente, a esta fecha, asciende a la cantidad de 10,000,000.00 (Diez millones de dolares 00/100, moneda de curso legal de los Estados Unidos de America), el cual debera ser pagado en los terminos previstos bajo el Contrato de Credito._________________________________

SEGUNDA. Constitucion de la Hipoteca. El Garante Hipotecario constituye Hipoteca Voluntaria en Primer Lugar y Grado de Prelacion en favor del Agente
----------------------------------------------------------------------------
para las Garantias en beneficio de los Acreedores, sobre los Bienes Hipotecados,
-------------------------------------------------
a efecto de garantizar el puntual y debido cumplimiento de todas y cada una de las Obligaciones Garantizadas (como se definen mas adelante en la Clausula Cuarta).________________________________________________________________________

La Hipoteca cubre, y el termino "Bienes Hipotecados" incluye, lo siguiente:_____

uno. Las accesiones que de hecho y por derecho correspondan a los Bienes Hipotecados;____________________________________________________________________

dos.  Las mejoras hechas a los Bienes Hipotecados;______________________________

tres. Cualquier objeto mueble incorporado permanentemente a los Bienes Hipotecados, y que no pueda separarse sin menoscabo de estos o deterioro de esos bienes;_________________________________________________________________________

cuatro. Cualquier edificio que se construya en los terrenos de los Bienes Hipotecados;____________________________________________________________________

cinco.  Los frutos industriales de los Bienes Hipotecados; y____________________

seis. Cualesquiera rentas vencidas y no satisfechas al momento de exigirse el cumplimiento de las Obligaciones Garantizadas.__________________________________

                                  Pagina - 7

                          Lic. Jose Visoso del Valle
                                 Notario No. 92
                              del Distrito Federal


TERCERA. La Hipoteca se constituye por el Garante Hipotecario en los terminos de los Capitulos I y II del Titulo Decimoquinto, y demas articulos aplicables del Codigo Civil para el Distrito Federal (el "Codigo Civil"), asi como en los
                                               ------------
terminos del Articulo doscientos noventa y ocho del la Ley General de Titulos y Operaciones de Credito. En este acto, el Garante Hiptotecario manifiesta conocer en su integridad el texto de dichas disposiciones legales, y otorga su conformidad respecto del contenido y consecuencias previstas por las mismas.____

CUARTA. Obligaciones Garantizadas. El objeto de la Hipoteca constituida en este acto por el Garante Hipotecario en favor del Agente para las Garantias, es garantizar, en favor del Agente para las Garantias actuando en beneficio de los Acreedores, el cumplimiento de las siguientes obligaciones (en adelante las

"Obligaciones Garantizadas"):___________________________________________________
--------------------------

uno. Todas las obligaciones a cargo del Garante Hipotecario y de los Acreditados bajo el Contrato de Credito, incluyendo sin limitacion, el pago puntual y adecuado de principal e intereses ordinarios y moratorios sobre cualquier cantidad que el Garante Hipotecario y los Acreditados lleguen a adeudar a los Acreedores o al Agente para las Garantias bajo el Contrato de Credito, la obligacion de pagar las comisiones previstas en la Seccion dos punto cero cinco (e.05) del Contrato de Credito y la obligaciion de pagar cualquier cantidad por concepto de indemizacion de acuerdo con la Seccion dos punto dieciseis (2.16) del Contrato de Credito; y_____________________________________

dos. Todas las obligaciones a cargo del Garante Hipotecario bajo el Contrato de Garantia. En este acto se acuerda expresamente que para los efectos del Articulo dos mil novecientos quince del Codigo Civil, esta Hipoteca garantiza el pago de todos los intereses bajo el Contrato de Credito y el Contrato de Garantia, hasta que todas las cantidades bajo dichos contratos hayan sido pagadas en su totalidad a los Acreedores y/o al Agente para las Garantias, circunstancia de la cual se tomara razon en el Registro Publico de la Propiedad de la Ciudad de Mexico, Distrito Federal; y_____________________________________

tres. Todas las obligaciones de los Garantes en el Credito de Chase bajo el Contrato de Chase. La Hipoteca que se constituye en el presente acto sera indivisible y garantizara la totalidad de las cantidades adeudadas bajo las Obligaciones Garantizadas y la misma no se reducira o se liberara parcialmente mientras cualquiera de las Obligaciones Garantizadas continue vigente. Para los efectos del Articulo dos mil novecientos doce del Codigo Civil, las partes acuerdan expresamente que cada uno de los predios que integran los Bienes Hipotecados responden por el valor total de las Obligaciones Garantizadas.______

La Hipoteca que se constituye en el presente acto garantiza las Obligacions Garantizadas hasta por el valor de los Bienes Hipotecados, independientemente de cualquier otra garantia otorgada en favor del Agente para las Garantias en beneficio de los Acreedores para garantizar las Obligaciones Garantizadas.______

QUINTA. Modificaciones a las Obligaciones Garantizadas. Mediante la presente Hipoteca se garantiza en favor del Agente para las Garantias en beneificio de los Acreedores cualquier modificacion, prorroga o renovacion de las Obligaciones Garantizadas que el Agente para las Garantias otorgne en favor del Garante Hipotecario, sin ser necesario el otorgamiento de una nueva hipoteca; en caso de ocurrir dicha modificacion, prorroga o renovacion de las Obligaciones Garantizadas, el Garante Hipotecario acepta que las cantidades adeudadas bajo las Obligaciones Garantizadas una vez modificadas, prorrogadas o renovadas, seran garantizadas por esta Hipoteca en favor del Agente para las Garantias en beneficio del los

                          Lic. Jose Visoso del Valle
                                 Notario No. 92                           [SEAL]
                              del Distrito Federal


Acreedores, para lo cual el Garante Hipotecario debera realizar todos los actos necesarios para ______ esta Hipoteca respecto a dichas modificaciones, prorrogas
o renovaciones._________________________________________________________________

Cualquier incremento en cualquier cantidad que deba ser pagada conforme a las Obligaciones Garantizadas estara garantizada en primer lugar por esta Hipoteca._

SEXTA. Plazo. La Hipoteca constituida en el presente acto continuara vigente hasta que los Acreditados hayan cumplido con todos y cada uno de los terminos y condiciones de las Obligaciones Garantizadas. Por lo tanto, los Bienes Hipotecados no seran liberados de esta Hipoteca hasta que los Acreditados hayan cumplido con todos y cada uno de los terminos y condiciones de las Obligaciones Garantizadas.___________________________________________________________________

SEPTIMA.  Accesso.  El Garante Hipotecario debera:______________________________

uno. Permitir el acceso a los Bienes Hipotecados al Agente para las Garantias y a cualquiera de sus funcionarios, empleados y agentes, durante las horas normales de operacion del Garante Hipotecario y con la frecuencia que el Agente para las Garantias razonablemente determine, mediante previo aviso por escrito realizado con tres dias habiles de anticipacion, a menos que un evento de incumpliemiento bajo la Clausula Decima Tercera de esta Hipoteca (cada uno un

"Evento de Incumplimiento"), haya ocurrido y continue vigente con base en el
-------------------------
cual el requisito de previo aviso no sera requerido y el Agente para las Garantias tendra acceso a los Bienes Hipotecados en cualquier y todo momento;

dos. Permitir al Agente para las Garantias y a cualquiera de sus respectivos funcionarios, empleados y agentes inspeccionar, auditar y elaborar extractos de todos los registros, archivos y libros contables del Garante Hipotecario, siempre que exista una solicitud previa por escrito por parte del Agente para las Guarantias con cuando menos cinco (5) dias habiles de anticipacion; y_______

tres. Permitir al Agente para las garantias segun este lo considere razonable, y previo aviso por escrito realizado con cinco dias habiles de anticipacion. (salvo que un Evento de Incumplimiento haya ocurrido y continue, en cuyo caso no se requerira el aviso), conducir auditorias para inspeccionar, revisar y evaluar los Bienes Hipotecados, y el Garante Hipotecario acepta proveer al Agente para las Garantias, a cuenta y costo del Garante Hipotecario, el auxilio secretarial y otros tipos de asistencia que de modo razonable le sea solicitado por el Agente par las Garantias en relacioin con lo anterior.__________________________

OCTAVA. Impuestos sobre Propiedad y Servicios. El Garante Hipotecario debera pagar puntualmente todos los impuestos prediales, pagos por servicio de agua, drenaje y alcantarillado, serivicios y cualquier otro pago relacionado con los Bienes Hipotecados pagaderos a particulares o a las autoridades, y entegara al Agente para las Garantias, constancia de dichos pagos en la medida en que este lo solicite por escrito con anticipacion razonable._____________________________

NOVENA. Seguros. El Garante Hipotecario debera, a su cuenta y costo, mantener los Bienes Hipotecados adecuadamente asegurados todo el tiempo con una compania de suguros, y mantener dicho seguro en vigor durante todo el tiempo que subsista cualquiera de las Obligaciones Garantizadas. En la poliza de seguro respectiva se hara constar expresamente que los hienes asegurados estan hipotecados en primer lugar y en grado de prelacion en favor del Agente para las Garantias, y dicha poliza debera ser endorsada en favor del Agente para las Garantias mediante el nombramiento del mismo como beneficiario en primer lugar.___________ Ademas, el
Garante Hipotecario debera mantener el seguro de acuerdo con las siguientes condiciones:____________________________________________________________________

uno. El Garante Hipotecario debera (i) mantener en todo momento los Bienes Hipotecados adecuadamente asegurados por companias aseguradoras solventes y de buena reputacion, aceptables para el Agente para las

                                  Pagina - 9

                          Lic. Jose Visoso del Valle
                                Notario No. 92
                             del Distrito Federal

Garantias, (ii) mantener tales otros seguros que cubran completamente tales riesgos, incluyendo incendio y otros riesgos asegurados con cobertura amplia, como es la costumbre para companias en el mismo ramo o similares, incluyendo seguro frente a terceros contra reclamaciones de dano personal o muerte o dano a propiedad ocurrido sobre, en, acerca de o en conexion con el uso de los Bienes Hipotecados, y (iii) mantener cualquier otro seguro que pueda ser requerido por ley, El Garante Hipotecario notificara oportunamente al Agente para las Garantias respecto de cualquier suceso que cause una perdida material o reduccion en el valor de los Bienes Hipotecados y el valor estimado (o actual si esta disponible) de tal perdida o reduccion;____________________________________
dos. El Garante Hipotecario debera entregar al Agente para las Garantias, si este asi lo solicita por escrito con anticipacion razonable y con la frecuencia que lo requiera, copies de las polizas, certifcados y endosos, asi como constancia del pago de las primas;______________________________________________
tres.  El Garante Hipotecario debera instruir a todos los aseguradores presentes
o futuros bajo todas las polizas relacionadas con los Bienes Hipotecados para que realicen todos los pagos derivados de dichas polizas directamente al Agente para las Guarantias. El Garante Hipotecario en este acto designa y autoriza al Agente para las Garantias en beneficio de las Acreedores (y a todos los funcionarios, empleados o representantes designados por el Agente para las Garantias) como su mandatario, apoderado y representante al momento y durante la continuacion de un Evento de Incumplimiento para efectos de interponer, ajustar y finalizar cualesquiera reclamaciones bajo todas las polizas de seguros relacionadas con los Bienes Hipotecados, endosando a nombre del Garante Hipotecario cualquier cheque, pagare, instrumento o cualquier otro medio de pago del seguro y para tomar todas las decisiones respecto a dichas polizas de seguros. En caso de que el Garante Hipotecario no obtenga o mantenga o cause que se obtenga o mantenga cualquier seguro requerido por esta Clausula Novena o de pagar parcial o totalmente cualquier prima relacionada con lo anterior, el Agente para las Garantias, sin liberar o renunciar a cualquiera de las obligaciones bajo este instrumento, podra en cualquier momento obtener y mantener dichas polizas de seguro y pagar dichas primas y realizar cualquier otro acto en relacion con lo anterior que el Agente para las Garantias considere necesario. Todas las cantidades desembolsadas de acuerdo con esta Clausula, incluyendo gastos razonables de abogados, gastos y costas judiciales y otros gastos relacionados con lo anterior, deberan ser pagadas por el Garante Hipotecario al Agente para las Garantias en beneficio de los Acreedores.
_________________________________________________________________________

DECIMA. INDEMNIZACION. El Garante Hipotecario debera indemnizar y mantener al Agente para las Garantias y a sus afiliadas libre y a salvo de y en contra de cualesquiera y todas demandas, acciones, costos, multas, deficiencias, sanciones, procedimientos, reclamaciones, danos, perdidas, responsabilidades y gastos (incluyendo los honorarios razonables de abogados y desembosos asi como cualesquiera otros costos de investigacion o defensa, incluyendo aquellos incurridos en cualquier apelacion o recurso) (cada uno una "Demanda") que
                                                            -------
pudiera ser instaurada o iniciada en contra o en la que haya incurrido dicha persona indemnizada con motivo del otorgamiento de los Creditos de conformidad con el Contrato de Credito, o por el uso de los recursas de dichos Creditos, o en relacion con o derivado de la presente Hipoteca o del Contrato de Credito o de las operaciones contempladas en la presente Hipoteca o en el Contrato de Credito, en el entendido de que, el Garante Hipotecario o los Acreditados no seran responables del pago de cualquier indemnizacion en favor de dicha persona indmnificada respecto de

                                  Pagina - 10

                          Lic. Jose Visoso del Valle
                                Notario No. 92
                             del Distrito Federal

                                                                          [SEAl]

aquella parte de dicha Demanda que se derive unicamente de su negligencia dolo o culpa graves seg____ determinado por una sentencia definitiva emitida por un tribunal competente.__________________________________________________________

DECIMA PRIMERA. VENTA DE LOS ACTIVOS. El Garante Hipotecario en ningun momento podra transmitir la propiedad de todos o parte de los Bienes Hipotecados durante el termino de vigencia de la presente Hipoteca._________________________________

DECIMA SEGUNDA. GASTOS. El Garante Hipotecario debera registrar la presente Hipoteca en los Registros Publicos de la Propiedad y del Comercio de la Ciudad de Mexico, Distrito Federal y de Tlalnepantla, Estado de Mexico, dentro de los siguientes quince dias habiles contados a partir de la fecha de firma de la presente Hipoteca, y debera pagar cualesquiera gastos, derechos, impuestos u honorarios derivados de la celebracion y registro de la presente Hipoteca, incluyendo sin limitar, los honorairos notariales.______________________________ El Garante Hipotecario debera resembolsar al Agente para las Garantias todos los gastos, incluyendo sin limitar, los honorarios razonables de abogados y gastos legales, gastos derivados del rigistro realizados o erogados por el Agente para las Garantias en relacion con (i) el incumplimiento por parte del garante Hipotecario a cualquier estipulacion, acuerdo o condicion de las contenidas en la presente Hipoteca, o (ii) el ejercicio por parte del Agente para las Garantias de cualquiera de sus derechos o recursos previstos en la presente Hipoteca, o (iii) la proteccion de los Bienes Hipotecados, asi como de los intereses del Agente para las Garntias sobre los mismos. Cualquier cantidad pagadera de conformidad con la presente Hipoteca por parte del Garante Hipotecario en favor del Agente para las Garantias consituira una obligacion pagadera a la vista del Garante Hipotecario en favor del Agente para las Garantias, y el pago oportuno de la misma se encontrara garantizado por la presente Hipoteca.______________________________________________________________

DECIMA TERCERA. INCUMPLIMIENTO DE LAS OBLIGACIONES GARANTIZADAS. El Garante Hipotecario acepta que el Agente para las Garantias podra ejecutar la presente Hipoteca y considerar vencidas y exigibles cada una de las cantidades adeudadas por el Garante Hipotecario y cada uno de los Acreditados de conformidad con las Obligaciones Garantizadas, en caso de que cualquiera de los siguientes eventos, sin estar limitado a, llegase a ocurrir:_______________________________________
uno. Si el Garante Hipotecario no cumpliera oportunamente con el pago de cualesquiera de sus obligaciones asumidas de conformidad con el Contrato de Credito, el Contrato de Garantia, el Contrato de Chase o esta Hipoteca cuando deban cumplirse;________________________________________________________________
dos. Si cualquierade los Acreditados no paga immedaitemente al Agente para las Garantias en beneficio de los Acreedores cualesquiera cantidades de principal, intereses, asi como cualesquiera otras cantidades vencidas y exigibles de conformidad con el Contrato de Credito;_________________________________________
tres. Si, ocurriese un evento de incumplimiento (Event of Default) bajo el Contrato de Credito;____________________________________________________________
cuatro. Si el Garante Hipotecario deja de pagar cuatro o mas pagos consecutivos de impuestos prediales o derechos por servicios de agua o cualesquiera otros impuestos o contribuciones pagaderas bajo ley aplicable con respecto a los Bienes Hipotecados;_____________________________________________________________
cinco. Si el Garante Hipotecario transmite la propiedad de los Bienes Hipotecados, afecta los mismos en fideicomiso o constituye cualquier otra garantia adicional sobre los mismos, sin el previo consentimiento por escrito del Agente para las Garantias;__________________________________________________

                                  Pagina - 11

                          Lic. Jose Visoso del Valle
                                Notario No. 92
                             del Distrito Federal


seis. Si los Bienes Hipotecados son embargados, o si cualquier procedimiento judicial o administrativo es iniciado en contra del Garante Hipotecario con motivo de los cuales se origine un gravamen sobre los Bienes Hipotecados, y dicho gravamen no es liberado dentro de un periodo de setenta y cinco (75) dias habiles;_______________________________________________________________________
siete. Si los Bienes Hipotecados son en cualquier forma modificados substancialmente o modificados fuera del curso normal de sus operaciones, sin el previo consentimiento por escrito otorgado por el Agente para las Garantias y su valor se vuelve insuficiente para garntizar las Obligaciones Garantizadas, para lo cual, el Garante Hipotecario por medio de la presente renuncia expresamente al requisito de que medie una order judicial para tales efectos, contenida en el Articulo dos mil novecientos nueve del Codigo Civil;____________________________ ocho. Si se iniciare en contra, o en forma voluntaria de el Garante Hipotecario
o de cualquiera de los Acrditados procedimiento de quiebra, suspension de pagos
o reorganizacion y que estos no sean revocados o suspendidos dentro de un periodo de noventa (90) dias habiles;___________________________________________

DECIMA CUARTA. EJECUCION. En caso de ejecucion de esta Hipoteca, el Garante Hipotecario acepta y se obliga en los siguientes terminos:______________________ uno. El Garante Hipotecario renuncia a los derechos que le confiere el Articulo quinientos treinta y sies del Codigo de Procedimientos Civiles para el Distrito Federal (el "Codigo de Procedimientos Civiles"), y en este acto autoriza
             --------------------------------
expresamente al Agente para las Garantias para que senale los bienes que seran embargados, de conformidad con lo dispuesto por el Articulo quinientos treinta y siete del Codigo de Procedimientos Civiles._____________________________________
dos. En caso de que se llegasen a embargar bienes, el Agente para las Garantias no se sujetara a las disposiciones contenidas en el Articulo mil trescientos novent y cinco (1395) del Codigo de Comerico Mexicano.__________________________ tres. Para efectos de lo dispuesto por el Articulo quinientos cuarenta y tres del Codigo de Procedimientos Civiles, el Garante Hipotecario en este acto renuncia expresamente a ser designado como depositario de los Bienes Hipotecados embargados, o a nombrar a un depositario de los mismos._________________________ cuatro. Los Bienes Hipotecados deberan adjudicarse en favor del Agente para las Garantias al momento de la ejecucion de la sentencia que ordene el pago de todas las cantidades adeudadas de conformidad con las Obligaciones Garantizadas, a un precio que sera determinado por valuadores expertos nombrados de conformidad con lo establecido en el Articulo dos mil novencientos dieciseis del Codigo Civil y por el Articulo quinientos sesenta y nueve del Codigo de Procedimientos Civiles. ____________________________________ cinco. Todas las notificaciones judiciales, asi como cualquier otra notificacion dirigida al Garante Hipotecario bajo esta Hipoteca deberan dirigirse al domicilio senalado para este en la Clausula Decima Sexta de la presente.___________________________________________________________

DECIMA QUINTA. CESION. El Agente para las Garantias se encuentra facultado en todo momento para ceder los derechos que le derivan de la presente Hipoteca de conformidad con lo dispuesto por el Articulo dos mil novecientos veintiseis del Codigo Civil.___________________________________________________________________

DECIMA SEXTA. NOTIFICACIONES. Cualquier notificacion o cualquier otra comunicacion requerida o permitida de conformidad con la presente Hipoteca, debera realizarse por escrito a la parte respectiva segun se indica abajo, y podra, a menos que se disponga otra cosa en esta Hipoteca, ser entregada personalmente, por transmision via fax o enviada por servicio de correo expreso y sera considerada como notificada,

                                  Pagina - 12

                          Lic. Jose Visoso del Valle
                                Notario No. 92
                             del Distrito Federal


                                                                          [SEAL]

cuando sea entregada (A) por la entrega personal, cuando sea entregada, (B) por transmision, cua____ envia por fax u otra trnsmision similar si es tranmitida en un dia habil antes de las diecisiete horas) o si no al dia habil siguente; o (C) por la entrega por servicio de correo expreso, dos dias despues de la entrega al domicilio adecuado._____________________________________________________________
Los avisos deberan dirigirse a las siguientes direcciones:______________________ para el Garante Hipotecario:____________________________________________________
Boulevard Adolfo Lopez Mateos numero quinientos quince, Colonia Tlacopac, Mexico, Distrito Federal, Codigo Postal, cero diez cuarenta.____________________
Atencion:  Luis Alberto Mena Adame, Director Juridico.__________________________
Fax: (quinientos veinticinco) cuatrocientos noventa guion mil setecientos ochenta y nueve.________________________________________________________________
Para el Agente par las Garantias:_______________________________________________
Once Madison Avenue, New York, New York dies mil diez, Estados Unidos de America.________________________________________________________________________
Atencion: Yvette McQueen________________________________________________________
Fax: cero cero uno (doscientos doce) trescientos veinticinco guion ocho mil trescientos ocho._______________________________________________________________
con copia para:_________________________________________________________________
Franck, Galicia, Duclaud y Robles, Sociedad Civil.______________________________ Avenida Paseo de las Palmas cuatrocientos cinco guion, tercer Piso, Colonia Lomas de Chapultepec, Codigo Postal once mil, Mexico Distrito Federal.__________
Atencion: Licenciado Alejandro Duclaud__________________________________________
Numero de Telefax: (quinientos veinticinco) quinientos cuarenta guion nueve mil doscientos dos._________________________________________________________________
Numero de Telefono: (quinientos veinticinco) quinientos cuarenta guion nueve mil doscientos._________________________________________________________________
En caso de que cualquiera de las personas arriba mencionadas cambiaran su domicilio, deberan notificarle por escrito a las otras partes indicando al efecto su nuevo domicilio.______________________________________________________

DECIMA SEPTIMA. Ley Aplicable. El presente Contrato sera regido e interpretado de conformidad con las leyes de Mexico, Distrito Federal, Mexico._______________

DECIMA OCTAVA. Jurisdiccion. Para todo lo relacionado con la interpretacion, cumplimiento y validez de las disposiciones de la presente Hipoteca, las partes en este acto expresa e irrevocablemente se someten a la jurisdiccion de los tribunales de la Ciudad de Mexico, Distrito Federal, renunciando expresamente a cualquier otra jurisdiccion que les pudiera corresponder acutalmente o en el futuro por razon de sus domicilios o por cualquier otra causa.__________________
PERSONALIDAD: El compareciente, acredita su personalidad y la legal existencia de su representada, con la certificacion que agrego al apendice de esta escrtura marcada con la letra "E"._______________________________________________________
YO, EL NOTARIO CERTIFICO:_______________________________________________________

UNO. Que me cerciore de la identidad del compareciente, persona a la que conceptuo capacitada legalmente para la celebracion de esta acto._______________ DOS. Que por sus generales y advertido de las penas en que incurre quien declara falsamente, manifesto ser:______________________________________________
Mexicano originario de Mexicano, Distrito Federal, lugar donde nacio el dia cinco de febrero de mil novecientos sesenta y cuatro, casado, abogado, con domicilio en Amberes numero cinco, Colonia Cuauhtemoc, Distrito Federal.________

                                  Pagina - 13

                          Lic. Jose Visoso del Valle
                                Notario No. 92
                             del Distrito Federal


Se identifica con: Licencia para conducir numero C cero cero ciento cuarenta y ocho mil cuatrocientos noventa y dos, expedida a su favor por el Departamento del Distrito Federal.___________________________________________________________

TRES. El representante de "REDAY", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, manifesta que la personalidad que ostenta no le ha sido revocada ni en forma alguna modificada y que su representada se encuentra legalmente capacitada para le celebracion de este acto.____________________________________________________

CUATRO. El compareciente manifiesta que su representada se encuentra inscrita en el Registro Nacional de Inversion Extranjera y me lo acredita con el documento que agrego al apendice de esta escritura con la letra "F".____________

CINCO.  Que tuve a la vista los documentos citados en esta escritura.___________

SEIS. Que leida y explicada esta escritura al comparaciente, manifesto su conformidad con ella y la firmo el dia treinta de abril de mil novecientos noventa y ocho, mismo momento en que la AUTORIZO DEFINITVAMENTE. DOY FE._______

JAMES ENRIQUE RITCH GRANDE AMPUDIA.  RUBRICA.  JOSE VISOSO DEL VALLE.
RUBRICA.  EL SELLO DE AUTORIZAR.________________________________________________

____________________________"NOTAS COMPLEMENTARIAS".____________________________
NOTA: UNO. BAJO LAS LETRAS "G UNO A G CINCO" AGREGO AL APENDICE DE ESTA ESCRITURA, COPIAS DE LOS SEGUNDOS AVISOS PREVENTIVOS PRESENTADOS AL REGISTRO PUBLICO DE LA PROPIEDAD.________________________________________________________
DISTRITO FEDERAL, A SEIS DE MAYO DE MIL NOVECIENTOS NOVENTA Y OCHO. DOY FERUBRICA.______________________________________________________________________
NOTA: DOS. BAJO LA LETRA "H" AGREGO AL APENDICE DE ESTA ESCRITURA SEGUNDO AVISO PREVENTIVO PRESENTADO AL REGISTRO PUBLICO DE LA PROPIEDAD EN EL ESTADO DE MEXICO._________________________________________________________________________
DISTRITO FEDERAL, A OCHO DE MAYO DE MIL NOVECIENTOS NOVENTA Y OCHO. DOY FE. RUBRICA.________________________________________________________________________

ES COPIA CERTIFICADA, QUE EXPIDO PARA "CREDIT SUISSE FIRST BOSTON", CONSTA DE SEISCIENTOS VEINTIUN HOJAS, VEINTIUNA ESCRITAS POR AMBOS LADOS Y SEISCIENTAS POR UN SOLO LADO, COTEJADAS Y CORREGIDAS.___________________________________________

MEXICO, DISTRITO FEDERAL, A VEINTE DE MAYO DE MIL NOVECIENTOS NOVENTA Y OCHO.___________________________________________________________________________
DOY FE._________________________________________________________________________



                                                                          [SEAL]

                                   Anexo "A"

                  [CERTIFICATES OF FREEDOM FROM ENCUMBRANCES]

                                   Anexo "B"

                              [CREDIT AGREEMENT]

                                   Anexo "C"

                    [JCISA SUBSIDIARY GUARANTEE AGREEMENT]

                                   Anexo "D"

                         [FEE AND GUARANTEE AGREEMENT]

                                                                        [seal]

                                                   ATTY. JOSE VISOSO DEL VALLE
                                NOTARY OFFICE NO. 92, MEXICO, FEDERAL DISTRICT
                                                       UNITED STATES OF MEXICO


                          Atty. Jose Visoso del Valle
                              Notary Office No. 92
                            of the Federal District

                                     67,934
BOOK NUMBER SEVEN HUNDRED FORTY-SIX
DOCUMENT NUMBER SIXTY-SEVEN THOUSAND NINE HUNDRED THIRTY-FOUR.
     IN MEXICO CITY, ON THE THIRTIETH DAY OF APRIL, NINETEEN NINETY-EIGHT. I, JOSE VISOSO DEL VALLE, NOTARY NUMBER NINETY-TWO OF THE FEDERAL DISTRICT,
CERTIFY:

THE ACKNOWLEDGMENT OF OBLIGATIONS AND MORTGAGE (THE "MORTGAGE") GRANTED BY
                                                     --------
REDAY, A PUBLIC CORPORATION OF VARIABLE CAPITAL (HEREINAFTER THE "MORTGAGE
                                                                  --------
GUARANTOR") REPRESENTED IN THIS ACT BY MR. JAMES ENRIQUE RITCH GRANDE AMPUDIA,
---------
IN FAVOR OF CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS BRANCH OFFICE IN NEW YORK, IN ITS CAPACITY AS AGENT FOR GUARANTEES (HEREINAFTER THE "AGENT FOR
                                                                ---------
GUARANTEES") FOR THE BENEFIT OF THE CREDITORS MENTIONED IN THE CREDIT CONTRACT
----------
(REFERRED TO BELOW), in accordance with the following statements and clauses:

                                   STATEMENTS

1. The Mortgage Guarantor, through its representative, in this act states that:

One. It is a corporation that has been duly established and is validly in existence in accordance with the United States of Mexico ("Mexico"), as is
                                                           ------
evidenced in publicly recorded document number twenty-six thousand six hundred six, dated January second, nineteen ninety-one, executed before Atty. Roberto Nunez y Bandera, Notary Public number One of the Federal District, the original copy of which was entered in the Commercial Registry of Mexico City, Federal District, under commercial page one hundred thousand three hundred thirteen, dated October twenty-fourth, nineteen ninety-one;

Two. The Mortgage Guarantor has its corporate domicile in Mexico City, Federal District, Mexico;

Three. The corporate purpose of the Mortgage Guarantor includes, among other things, the granting of guarantees;

Four. On the date of the signing of this instrument, it is the legitimate and sole owner of the real property described in the following instruments (hereinafter the "Mortgaged Property");
                  ------------------

(i) With publicly registered document number twenty-three thousand two hundred twenty-eight, dated September twenty-eighth, nineteen ninety-five, executed before Attorney Carlos Alejandro Duran Loera, Notary Public number eleven of the Federal District, the original copy of which was entered in the Public Registry of Property of Mexico City, Federal District, under page nine million three hundred forty-seven thousand nine hundred twenty-four, dated December fourteenth, nineteen ninety-five, "REDAY", PUBLIC CORPORATION OF VARIABLE CAPITAL, acquired for the price of TWO MILLION SEVEN HUNDRED TWENTY-TWO THOUSAND SIX HUNDRED SEVENTY-ONE NEW PESOS, NINETY-NINE CENTS, NATIONAL CURRENCY, lot number one of block five hundred eighty-five of the fifty-fourth real estate survey area, facing Avenida de las Flores, formerly Calzada de Flor de Maria, of this City, marked with official number three hundred ninety of Las Flores street, in Colonia (neighborhood) Tlacopac, Delegacion (Office) Villa Alvaro Obregon, Federal District, with the surface area, measurements, and adjoining property that in said title are described as follows:

"...SURFACE AREA: ONE THOUSAND TWO HUNDRED FIFTY-ONE SQUARE METERS, SEVENTY-THREE SQUARE CENTIMETERS.
MEASUREMENTS AND ADJOINING PROPERTY:

TO THE NORTHWEST, in two sections of nineteen meters eighty centimeters and nineteen meters, with the former Calzada de Flor de Maria, today called Avenida de las Flores.

TO THE EAST, forty-nine meters forty centimeters, with property that was owned by Atty. Angel Martin Perez, now registered property number nineteen of block number five hundred eighty-five of region fifty-four;

TO THE SOUTHEAST, eighteen meters sixty centimeters, with a parcel sold to Ms. Ana Martinez Ibarrola de Del Toro, now registered property number sixty-one of said blocks and land registry zone;

TO THE SOUTH, thirty meters, sixty centimeters, with the property that was owned by Mr. Torres, now registered land numbers fifty-nine and sixty of said block and zone..."

(ii) With publicly recorded document number twenty-three thousand two hundred twenty-four, dated September twenty-eighth, nineteen ninety-five, executed before Attorney Carlos Alejandro Duran Loera, Notary Public number eleven of the Federal District, the original copy of which was entered in the Public Registry of Property of Mexico City, Federal District, under page six hundred fifty thousand six hundred sixty-two, dated November thirtieth, nineteen ninety-five, "REDAY", PUBLIC CORPORATION OF VARIABLE CAPITAL, acquired for the price of SIXTY-SEVEN MILLION EIGHT HUNDRED SEVENTY-EIGHT THOUSAND TWO HUNDRED THIRTY-ONE NEW PESOS, NINETY-NINE CENTS, NATIONAL CURRENCY, the real property marked with official number five hundred fifteen of Boulevard Adolfo Lopez Mateos in Colonia Tlacopac, Delegacion Villa Alvaro Obregon, Federal District, with the surface area, measurements, and adjoining property set forth in the title and described below:

"...SURFACE AREA: NINE THOUSAND EIGHT HUNDRED NINE SQUARE METERS SIXTY-EIGHT SQUARE CENTIMETERS.

MEASUREMENTS AND ADJOINING PROPERTY.

TO THE EAST, two hundred twelve meters sixty-five centimeters with Boulevard Adolfo Lopez Mateos, Anillo Periferico, South;

TO THE SOUTH, (vertex of the land) four meters fifty centimeters, with Pancoupe forming said Boulevard Adolfo Lopez Mateos Anillo Periferico South and Barranca de Pilares Street;

TO THE SOUTHWEST, one hundred forty-eight meters, twenty centimeters, with Barranca de Pilares street;

TO THE NORTHWEST, twenty-four meters, with property that is or was owned by Octavio Reyos Ruiz and Pedro Tellez;

TO THE NORTHEAST, twenty meters, with property that is or was owned by Aurelio Diaz Noriega;

TO THE NORTH OR NORTHEAST, forty-four meters, ten centimeters, with property that is or was owned by Alejandro Moncada Angeles and Emilio Rivera;

TO THE NORTHEAST, twenty-nine meters sixty centimeters, with property that is or was owned by Emilio Rivera

TO THE NORTHEAST, one hundred four meters thirty centimeters, with property that is or was owned by Emilio Rivera; and

TO THE NORTHEAST, closing the polygon, two meters seventy-five centimeters, with property that is or was owned by Ms. Guadalupe Saavedra de Ayala, now facing Boulevard Adolfo Lopez Mateos Anillo Perifico South..."

(iii) With public document number twenty-three thousand two hundred twenty-five dated September twenty-eighth, nineteen ninety-five, executed before Atty. Carlos Alejandro Duran Loera, Notary Public number eleven of the Federal District, the original copy of which was entered in the Public Registry of Property of the Federal District, on page six hundred eighty-three thousand five hundred seventeen, dated December fourteenth, nineteen ninety-five, "REDAY", PUBLIC CORPORATION OF VARIABLE CAPITAL, for the price of TWO MILLION ONE HUNDRED SEVENTY-FIVE THOUSAND SEVEN HUNDRED THIRTY NEW PESOS, NINETY-TWO CENTS, NATIONAL CURRENCY, acquired lot number eighteen of block five hundred eighty-two of the fifty-fourth land registry zone, marked with official number five hundred seventy-four on ROMULO O'FARRIL Street, in Colonia Tlacopac, Federal District, Mexico, with the surface area, measurements, and adjoining areas set forth in the title and described below:

"...SURFACE AREA: EIGHT HUNDRED NINETY-ONE SQUARE METERS SEVENTY-NINE SQUARE CENTIMETERS.

MEASUREMENTS AND ADJOINING AREAS:
TO THE NORTH, twenty meters, with the Mexico-Cuernavaca railroad;

TO THE EAST, sixty-one meters fifty centimeters, with a portion resulting from the subdivision of the aforementioned group, today land registry number thirteen of the same block and region;

TO THE SOUTH, ten meters, with land transferred to Mr. Carlos Lopez, today registered lot number thirteen of the same block and region;

TO THE WEST, sixty-four meters four centimeters, with property that is or was owned by Mrs. Kawage, now registered lots thirty-five, thirty-three, and seventeen of said block and region;

(iv) With publicly recorded document number twenty-three thousand two hundred twenty-six, dated September twenty-eighth, nineteen ninety-five, executed before Attorney Carlos Alejandro Duran Loera, Notary Public number eleven of the Federal District, the original copy of which was entered in the Public Registry of Property of Mexico City, Federal District, under page six hundred eighty-three thousand five hundred eighteen, dated December fourteenth, nineteen ninety-five, "REDAY", PUBLIC CORPORATION OF VARIABLE CAPITAL, acquired for the price of THREE MILLION TWO HUNDRED FOURTEEN THOUSAND ONE HUNDRED AND THIRTY NEW PESOS, EIGHTY CENTS, NATIONAL CURRENCY, lot number nineteen of block five hundred eighty-two, of the fifty-fourth land registry area, facing Ferrocarril de Cuernavaca (Cuernavaca railroad) street, marked with official number five hundred seventy-eight on Romulo O'Farril Street, in Colonia Tlacopac, Delegacion Villa Alvaro Obregon, Federal District, with the surface area, measurements, and adjoining areas set forth in the title and described as follows:

"...SURFACE AREA: ONE THOUSAND THREE HUNDRED SEVENTEEN SQUARE METERS AND ONE SQUARE CENTIMETER.
MEASUREMENTS AND ADJOINING AREA:

TO THE NORTH, in two sections of sixteen meters thirteen centimeters and eleven meters seventy-two centimeters, to the right of the Cuernavaca railroad, now Ferrocarril de Cuernavaca street;

TO THE EAST, fifty-six meters two centimeters, with registered land number twenty of the same block and region, the result of the same group and subdivision;

TO THE SOUTH, twenty meters, with registered land number twelve of the same block and region, formerly property owned by Mrs. Viuda de Pena;
TO THE WEST, sixty-one meters fifty centimeters, with registered land number eighteen, the result of said group and subdivision..."

(v) With publicly recorded document number 23227 dated September eighteenth, nineteen ninety-five, executed before Atty. Carlos Alejandro Duran Loera, Notary Public number eleven of the Federal District, the original copy of which was entered in the Public Registry of Property of Mexico City, Federal District, under page six hundred eighty-three thousand five hundred nineteen, dated January thirtieth, nineteen ninety-six, "REDAY", PUBLIC CORPORATION OF VARIABLE CAPITAL, acquired for the price of ONE MILLION NINE HUNDRED FORTY THOUSAND THREE HUNDRED NINETY-FOUR NEW PESOS AND THIRTY CENTS, NATIONAL CURRENCY, lot number twenty of block number five hundred eighty-two, of land registry region number fifty-four, facing Ferrocarril de Cuernavaca Street, marked with official number five hundred seventy on Romulo O'Farril Street in Colonia Tlacopac, Delegacion Villa Alvaro Obregon, in Mexico City, Federal District, with the surface area, measurements, and adjoining areas stated in the title and described as follows:

"... SURFACE AREA: SEVEN HUNDRED NINETY-FIVE SQUARE METERS THIRTY-THREE SQUARE CENTIMETERS.
MEASUREMENTS AND ADJOINING AREAS:

TO THE NORTH, twenty meters, with access to the Cuernavaca railway, now Ferrocarril de Cuernavaca street;

TO THE EAST, fifty-two meters ninety-two centimeters, with lots that were owned by Mrs. Micaela Arias, today registered land number twenty-one of the same block and region;

TO THE SOUTH, eleven meters fifty-centimeters, with lots that were owned by Mrs. Viuda de Pena, today registered land number ten of the same block and region;

TO THE WEST, fifty-six meters two centimeters, with the land resulting from said group and subdivision, now registered land number nineteen of said block and region..."

(vi) With document number fifty-three thousand two hundred thirty-nine, dated April twentieth, nineteen ninety-eight, executed before Attorney MIGUEL ALESSIO ROBLES, Notary Number Nineteen of the Federal District, pending recording in the Public Registry of Property of Tlalnepantla, the State of Mexico, due to the recent date of execution "REDAY", PUBLIC CORPORATION OF VARIABLE CAPITAL, acquired, for the price of ONE MILLION FOUR HUNDRED ONE THOUSAND DOLLARS, United States currency, the building marked number twenty-five of Victoria Streets and the land on which it was built, which is the northern portion of lot number seven of block ten of the industrial subdivision named "ALCE BLANCO" located in San Bartolo Naucalpan, within the District of Tlalnepantla, State of Mexico, with the surface area, measurements, and adjoining areas set forth in the title and described as follows:

"...SURFACE AREA: FOUR THOUSAND ONE HUNDRED SEVENTY-THREE SQUARE METERS FOURTEEN DECIMETERS, and the following boundaries:

TO THE NORTH, sixty-five meters twenty-one centimeters, with Victoria Street,

TO THE SOUTH, sixty-seven meters forty-five centimeters, with the southern portion of lot seven;

TO THE EAST, fifty-one meters seventy centimeters, with lot one of block ten;

TO THE WEST, sixty-three meters seventy centimeters, with Fourth Street (calle cuatro), and

TO THE NORTH, nine meters five centimeters, with the intersection of Fourth Street and Victoria Street..."

It is worth noting that said real property is entered in the Public Registry of Property of Tlalnepantla, State of Mexico, in section one, book one, volume six hundred sixty-one and under entry number two hundred ninety-four, in the name of Guillette de Mexico and Company, a Public Corporation of Variable Capital.
five. The MORTGAGE GUARANTOR states that the Mortgaged Property is free of any kind of encumbrance or legal limitations regarding property rights, as is evidenced with certificates of freedom from encumbrances dated April twenty-ninth nineteen ninety-eight, issued by the Public Registry of Property of Tlalnepantla, State of Mexico, a copy of which is attached to the Appendix of this publicly recorded document, with letter "A", and with the certificates of freedom from encumbrances to be issued by the Public Registry of Property of Mexico City, Federal District, which I will attach to the appendix of this document, forming an integral part thereof, and other copies will be attached to the original of this document that will be submitted to the Agent for the Guarantees;

six. All charges for property taxes have been paid. No payment of any sum for federal, state, municipal, or local taxes, water, sewerage, taxes, import duties or taxes related to the Mortgaged Property is pending, and all permits and authorization related to the Mortgaged Property have been obtained, except for permits and authorization the absence of which does not have nor is expected to have a significant adverse effect on the value of the Mortgaged Property or the rights of the Agent for the Guarantees under this contract.

seven. On April thirtieth, nineteen ninety-eight, CDRI Investments (Lux.) Public Corporation (the "Controller"), Jafra Cosmetics International, Inc. ("JCI"),
                  ----------                                          ---
Jafra Cosmetics International, Public Corporation of Variable Capital ("JCISA" and jointly with "JCI", the "Borrowers") entered into a credit contract, which
                             ---------
is attached as Appendix "B" with the "Creditors" mentioned in said contract, the Bank of Issue (as defined in the Credit Contract) (said creditors and the Bank of Issue hereinafter shall be jointly called the "Creditors") and the Agent for
                                                  ---------
the Guarantees (said credit contract, and however it is added to, amended, or restated at any time, shall be called the "Credit Contract") in which it is
                                           ---------------
provided that the Creditors shall grant the Lenders (i) term credit for a sum of up to US$25,000,000.00 (Twenty-five million dollars and 00/100, United States legal tender) (the "Term Credit"); (ii) lines of revolving credit for a sum of
                    -----------
$US65,000,000.00 (Sixty five million dollars and 00/100 United States legal tender) (the Lines of Revolving Credit); (iii) the "swingline" credit for a sum of $US10,000,000.00 (Ten million dollars and 00/100 United States legal tender (the "Swingline Credit" jointly with the Term Credit and the Lines of Revolving
      ----------------
Credit, the "Credit"; and (v) letters of credit for up to a sum of US$15,000,000.00 (Fifteen million dollars and 00/100, United States legal tender).

eight. On this date, the Mortgage Guarantor entered into a security agreement with the Agent for the Guarantees that are attached as Appendix "C" (the "Security Agreement") by which the Mortgage Guarantor guarantees the obligations
-------------------
of the Borrowers under the Credit Contract.

nine. On April thirtieth, nineteen ninety-eight, Jafra Cosmetics International, Inc., and JCISA (jointly with the "Guarantors at Credito de Chase") which is attached as Appendix "D" agreed under a Fee and Guarantee

Agreement (the "Chase Contract") to be jointly responsible with regard to The Chase Manhattan Bank ("Chase") for any failure to pay under the Letter Agreements as said term is defined in the Chase Contract on the part of the Borrowers as said term is defined in the Chase Contract.

ten. The signing of this instrument does not violate its corporate bylaws in force on this date, nor is there any law or contractual provision prohibiting said signing;

eleven. It has obtained all corporate and governmental authorization necessary for signing this instrument, and on this date, it is not in a labor strike, nor does it know of any strike call, or any other fact or situation affecting or that may affect its financial situation or operations, or that may affect the legality, validity, or enforceability of this instrument, or priority in executing the guarantee contained herein. As of this date, there is no event nor cause from which an encumbrance or preferential right on the Mortgage being set up in this instrument may arise.

twelve. For the purposes of complying with the contractual obligations under the Credit Contract and other Guaranteed Obligations referred to in clause Four of this document, it is willing to establish a first mortgage in favor of the Agent for the Guarantees, acting for the benefit of the Creditors, on the Mortgaged Property, under the terms set forth in this instrument; and

thirteen. Its representative has sufficient power and authority to bind it to the terms of this instrument, which have not been revoked, limited, nor restricted in any way.

fourteen. All the statements, guarantees, clauses, and obligations contained in the Credit Contract are ratified in this act by the Mortgage Guarantor.
In accordance with the foregoing statements, the Mortgage Guarantor agrees to the following:

                                    CLAUSES

The terms defined in upper case letters under this instrument not defined otherwise in this Mortgage shall have the meaning stated in the Credit Contract. ONE. Acknowledgment of Obligations.

(one) The Mortgage Guarantor expressly acknowledges in this act that the total amount of the principal available under the Term Credit, as of this date, amounts to the sum of 25,000,000.00 (Twenty-five million dollars and 00/100, United States legal tender), which must be paid under the terms established in the Credit Contract, and that the amount received as of this date under said terms contracts totals TEN MILLION DOLLARS UNITED STATES CURRENCY.

(two) The Mortgage Guarantor expressly acknowledges in this act that the total amount of the available principal under the Lines of Revolving Credit, as of this date, amounts to the sum of 65,000,000.00 (sixty-five million dollars and 00/100, United States legal tender), which must be paid under the terms stated in the Credit Contract.

(three) The Mortgage Guarantor acknowledges in this act that the total sum of the available principal under the [illegible] credit as of this date, amounts to the sum of 10,000,000.00 (Ten million dollars and 00/100, United States legal tender), which must be paid under the terms set forth in the Credit Contract.

TWO. Establishment of the Mortgage. The Mortgage Guarantor establishes a Conventional First Mortgage in favor of the Agent for Guarantees for the benefit
--------------------------------------------------------------------------------
of the Borrowers, on the Mortgaged Property, for the purpose of guaranteeing
----------------
timely and due compliance with each and every one of the Guaranteed Obligations (as defined below in Clause Four).

The Mortgage covers, and the term "Mortgaged Property" includes, the following:

one. Any accessions belonging to the Mortgage Property by fact or by law;

two. Any improvements made on the Mortgaged Property;

three. Any piece of movable property permanently incorporated into the Mortgaged Property that cannot be separated without damaging the Mortgaged Property or the movable property;

four. Any building constructed on the land of the Mortgaged Property;

five. Any industrial profits from the Mortgaged Property; and

six. Any rent due and not paid at the time that compliance with the Guaranteed Obligations is demanded.

THREE. The Mortgage is established by the Mortgage Guarantor under the terms of Chapters I and II of Title Fifteen, and other relevant articles of the Civil Code for the Federal District (the "Civil Code") as well as under the terms of
                                    ----------
Article two hundred ninety-eight of the General Law of Titles and Credit Operations. In this act, the Mortgage Guarantor acknowledges the entire text of said legal provisions, and grants its agreement regarding the content and consequences set forth therein.

FOUR. Guaranteed Obligations. The purpose of the Mortgage established in this act by the Mortgage Guarantor in favor of the Agent for the Guarantees is to guarantee, in favor of the Agent for the Guarantees, acting for the benefit of the Creditors, compliance with the following obligations (hereinafter the

"Guaranteed Obligations"):
-----------------------

one. All of the obligations of the Mortgage Guarantor and the Borrowers under the Credit Contract, including but not limited to, timely and proper payment of principal and regular interest and interest for late payment on any sum that the Mortgage Guarantor and the Borrowers come to owe the Creditors or the Agent for the Guarantees under the Credit Contract, the obligation to pay commissions established in Section two point zero five (2.05) of the Credit Contract and the obligation to pay any sum for compensation in accordance with Section two point sixteen (2.16) of the Credit Contract; and

two. All obligations of the Mortgage Guarantor under the Security Agreement. In this act, it is expressly agreed that for the purposes of Article two thousand nine hundred fifteen of the Civil Code, this Mortgage guarantees payment of all interest under the Credit Contract and the Security Agreement until all sums under said contracts are paid in full to the Creditors and/or the Agent for the Guarantees, which circumstance shall be entered in the Public Registry of Property of Mexico City, Federal District; and

three. All obligations of the Guarantors in Credito de Chase under the Chase Contract.

The Mortgage being established in this act shall be indivisible and shall guarantee all sums owing under the Obligations Guaranteed and the same shall not be reduced or partially discharged as long as any of the Guaranteed Obligations remain pending. For the purposes of Article two thousand twelve of the Civil Code, the parties expressly agree that each of the properties included in the Mortgaged Property shall be responsible for the total value of the Guaranteed Obligations.

The Mortgage being established in this act guarantees the Guaranteed Obligations up to the value of the Mortgaged Property, independently of any other guarantee executed in favor of the Agent for the Guarantees for the benefit of the Creditors in order to guarantee the Guaranteed Obligations.

FIVE. Amendments to the Guaranteed Obligations. By means of this Mortgage, any amendment, extension, or renewal of the Guaranteed Obligations that the Agent may execute for the Guarantees in favor of the Mortgage Guarantor is guaranteed in favor of the Agent for the Guarantees and for the benefit of the Creditors, without the need for the granting of a new mortgage; should said amendment, extension, or renewal take place, the Mortgage Guarantor agrees that said sums owing under the Guaranteed Obligations once amended, extended, or renewed, shall be guaranteed by this Mortgage in favor of the Agent for the Guarantees and for the benefit of the Creditors, for which the Mortgage Guarantor must perform any acts necessary in order to comply with this Mortgage with regard to said amendments, extensions, or renewals.

Any increase in any amount that must be paid according to the Guaranteed Obligations shall be guaranteed first by this Mortgage.

SIX. Term. The Mortgage being established in this act shall remain in force until the Borrowers have complied with each and every one of the terms and conditions of the Guaranteed Obligations. Therefore, the Mortgaged Property shall not be discharged from this Mortgage until the Borrowers have complied with each and every one of the terms and conditions of the Guaranteed Obligations.

SEVEN. Access. The Mortgage Guarantor must:

one. Allow the Agent for the Guarantees and any of its officers, employees, and agents access to the Mortgaged Property during the Mortgage Guarantor's normal hours of operation and with whatever frequency is determined by the Agent for the Guarantees, by means of written notice at least three working days in advance, unless an event of default under Clause Thirteen of this Mortgage (each one a "Non-compliance Event") has occurred and remains pending, based on which
       --------------------
the requirement for advance notice shall not be required and the Agent for the Guarantees shall have access to the Mortgaged Property at any time;

two. Allow the Agent for the Guarantees and any of its respective officers, employees, and agents to inspect, audit, and take abstracts from the records, files, and accounting books of the Mortgage Guarantor, provided that there is a written request by the Agent for the Guarantees at least five (5) working days in advance; and

three. Allow the Agent for the Guarantees to conduct audits to inspect, review, or evaluate the Mortgaged Property, if the Agent for the Guarantees deems it reasonable, and with written notice at least five (5) working days in advance (except when an Event of Default has occurred and continues, in which case no notice is required), and the Mortgage Guarantor agrees to provide the Agent for the Guarantees, at its own expense, any secretarial and other types of assistance that are reasonably requested by the Agent for the Guarantees with regard to the foregoing.

EIGHT. Taxes on Property and Services. The Mortgage Guarantor must pay in a timely manner all property taxes, payments for water, drainage, and sewerage services, services and any other payment related to the Mortgaged Property payable to individuals or the authorities, and shall submit to the Agent for the Guarantees proof of said payments when the Agent requests it in writing a reasonable time in advance.

NINE. Insurance. The Mortgage Guarantor must, at its own expense, keep the Mortgaged Property adequately insured the entire time with an insurance company, and keep said insurance current during the entire time that any Guaranteed Obligation persists. The respective insurance policy shall expressly reflect that the insured property is under a first mortgage in favor of the Agent for the Guarantees and said policy must be endorsed in favor of the Agent for the Guarantees by naming the same as the first beneficiary.

Moreover, the Mortgage Guarantor must maintain the insurance in accordance with the following conditions:

one. The Mortgage Guarantor must (i) at all times maintain the Mortgaged Property adequately insured by solvent, reputable insurance companies that are acceptable to the Agent for the Guarantees, (ii) keep any other insurance in order to completely cover said risks, including fire and other risks insured with ample coverage, as is customary for companies in the same or similar fields, including insurance for third parties against claims for personal injury or death or property damage occurring on, near, or in connection with the use of the Mortgaged Property, and (iii) maintain any other insurance required by law. The Mortgage Guarantor shall notify the Agent for the Guarantees in a timely manner of any incident causing a material loss or reduction in the value of the Mortgaged Properties and the estimated value (or actual value if available) of said loss or reduction;

two. The Mortgage Guarantor must submit to the Agent for Guarantees copies of the policies, certificates, and endorsements, as well as proof of premium payments, if the Agent so requests in writing with sufficient advance notice and as frequently as it wishes;

three. The Mortgage Guarantor must instruct all present or future insurers under all policies related to the Mortgaged Property to make all payments derived from said policies directly to the Agent for the Guarantees. The Mortgage Guarantor in this act designates and authorizes the Agent for the Guarantees for the benefit of the Creditors (and all officers, employees, or representatives designated by the Agent for the Guarantees) as its agent, attorney-in-fact, and representative at the time of and during the continuation of an Event of Default for the purposes of filing, settling, or finalizing any claims under the insurance policies related to the Mortgage Property, endorsing on behalf of the Mortgage Guarantor any check, promissory note, instrument, or any other means of insurance payment and to make any decisions regarding said insurance policies. In the event that the Mortgage Guarantor does not obtain or maintain or cause to be obtained or maintained any insurance required by this Clause Nine or fails to pay partially or in full any premium related thereto, the Agent for the Guarantees, without canceling or waiving any of the obligations under this instrument, may at any time obtain and maintain said insurance policies and pay said premiums and perform any other acts with regard to the foregoing that the Agent for the Guarantees deems necessary. All amounts disbursed in accordance with this Clause, including reasonable attorney fees, expenses, and court costs and other expenses related to the foregoing, must be paid by the Mortgage Guarantor to the Agent for the Guarantees for the benefit of the Creditors.

TEN. Compensation. The Mortgage Guarantor must indemnify and keep the Agent for the Guarantees and its affiliates free and safe against any and all lawsuits, actions, costs, fines, faults, sanctions, proceedings, claims, damage, loss, liability, and expenses (including reasonable attorney fees and expenses as well as any other costs of investigation or defense, including those incurred in any appeal or motion) (each one a "Complaint") that may be brought or filed against
                               ---------
it or in which said indemnified person has become involved due to the granting of the Credit in accordance with the Credit Contract, or due to the use of the resources of said Credit, or related to or resulting from this Mortgage or Credit Contract or from the operations contemplated in this Mortgage or in the Credit Contract, with the understanding that the Mortgage Guarantor or the Borrowers shall not be responsible for the payment of any compensation to said indemnified person with respect to the part of said Complaint resulting solely from his negligence, fraud, or gross fault, as determined by a final ruling issued by a competent court.

ELEVEN. Sale of Assets. The Mortgage Guarantor at no time may transfer the property of all or part of the Mortgaged Assets during the term of this Mortgage.

TWELVE. Expenses. The Mortgage Guarantor must record this Mortgage with Public Registries of Property and of Commerce of Mexico City, Federal District and of Tlalnepantla, State of Mexico, within fifteen working days of the date this Mortgage is signed, and it must pay any expenses, duties, taxes, or fees resulting from the signing and registration of this Mortgage, including, but not limited to, notary fees.

The Mortgage Guarantor must reimburse the Agent for the Guarantees for all expenses, including, but not limited to, reasonable attorney fees and legal costs, expenses arising from registration or disbursed by the Agent for the Guarantees with regard to (i) non-compliance by the Mortgage Guarantor with any stipulation, agreement, or condition contained herein, or (ii) the exercise by the Agent for the Guarantees of any of its rights or recourses established in this Mortgage, or (iii) protection of the Mortgaged Property, as well as of the interests of the Agent for the Guarantees with regard thereto. Any sum to be paid by the Mortgage Guarantor to the Agent for the Guarantees, in accordance with this Mortgage, shall be an obligation payable on sight by the Mortgage Guarantor to the Agent for the Guarantees, and timely payment thereof shall be guaranteed by this Mortgage.

THIRTEEN. Noncompliance with Guaranteed Obligations. The Mortgage Guarantor agrees that the Agent for the Guarantees may execute this Mortgage and deem each of the sums owed by the Mortgage Guarantor and by each of the Borrowers due and demandable, in accordance with the Guaranteed Obligations, in the event that any of the following events, but not limited thereto, should occur:

one. If the Mortgage Guarantor does not comply in a timely manner with payment of any of its obligations assumed in accordance with the Credit Contract, the Security Agreement, the Chase Contract, or this Mortgage, when they must be complied with;

two. If any of the Borrowers does not immediately pay the Agent for the Guarantees for the benefit of the Creditors any amounts of principal, interest, as well as any other amounts due and demandable in accordance with the Credit Contract;

three. If an Event of Default should occur under the Credit Contract;

four. If the Mortgage Guarantor fails to make four or more consecutive payments of property tax or utility fees for water or any other tax or assessment payable under applicable law with regard to the Mortgaged Property;

five. If the Mortgage Guarantor transfers the Mortgaged Property assets, assigns them to a trust or establishes any other additional guarantee thereon, without prior written approval of the Agent for the Guarantees;

six. If the Mortgaged Property is seized, or if any judicial or administrative action is filed against the Mortgage Guarantor based on which a lien is placed on the Mortgaged Property, and said lien is not discharged within a period of seventy-five (75) working days;

seven. If the Mortgaged Property is in any way substantially modified or modified outside the normal course of its operations, without prior written consent granted by the Agent for the Guarantees and its value becomes insufficient to guarantee the Guaranteed Obligations, for which the Mortgage Guarantor thereby expressly waives the requirement for a judicial order for said purposes, contained in Article two thousand nine hundred nine of the Civil Code.

eight. If bankruptcy, insolvency, or reorganization proceedings are filed against, or voluntarily by, the Mortgage Guarantor or any of the Borrowers, and the proceedings are not revoked or suspended within a term of ninety (90) working days.

FOURTEEN. Execution. In the event of execution of this Mortgage, the Mortgage Guarantor agrees and promises under the following terms:

one. The Mortgage Guarantor waives the rights granted it by Article five hundred thirty-six of the Code of Civil Procedure for the Federal District (the "Code of
                                                                         -------
Civil Procedure"), and hereby expressly authorizes the Agent for the Guarantees
---------------
to indicate which assets will be attached, in accordance with the provisions of Article five hundred thirty-seven of the Code of Civil Procedure.

two. In the event that the assets are attached, the Agent for the Guarantees shall not be subjected to the provisions of Article one thousand three hundred ninety-five (1395) of the Mexican Commercial Code.

three. For the purposes of the provisions of Article five hundred forty-three of the Code of Civil Procedure, the Mortgage Guarantor hereby expressly waives the right to be designated as the trustee of the seized Mortgaged Property, or to name the trustee thereof.

four. The Mortgaged Property must be awarded to the Agent for the Guarantees at the time of execution of the ruling ordering payment of all sums owing in accordance with Guaranteed Obligations, at a price to be determined by expert appraisers appointed in accordance with provisions of Article two thousand nine hundred sixteen of the Civil Code and Article five hundred sixty-nine of the Code of Civil Procedure.

five. All judicial notice, as well as any other notice served on the Mortgage Guarantor under this Mortgage, must be served at the domicile indicated therefor in Clause Sixteen herein.

FIFTEEN. Assignment. The Agent for the Guarantees is authorized to assign the rights resulting from this Mortgage at any time, in accordance with the provisions of Article two thousand nine hundred twenty-six of the Civil Code.

SIXTEEN. Notice. Any notice or other communication required or allowed in accordance with this Mortgage must be in writing to the respective party, as indicated below and may, unless otherwise provided in this Mortgage, be served personally, sent by fax, or sent by express mail and the party shall be deemed notified when served (A) by personal service, when delivered, (B) by transmission, when sent by fax or another similar type of transmission if sent one working day in advance by five o'clock p.m., or if not, the following working day; or (C) delivered by express mail, two days after delivery to the proper domicile.

Notice must be sent to the following addresses:
For the Mortgage Guarantor:
Boulevard Adolfo Lopez Mateos, number five hundred fifteen (515), Colonia Tlacopac, Mexico, Distrito Federal, Postal code, zero ten forty (01040).
Attn: Luis Alberto Mena Adame, Legal Director
Fax: (five hundred twenty-five) (525) four nine zero dash seventeen eighty-nine (490-1789)

For the Agent for the Guarantees:
Eleven Madison Avenue, New York, New York, ten thousand ten (10010), USA
Attention: Yvette McQueen
Fax: zero zero one (two one two) three twenty-five dash eight three zero eight (212-325-8308)
with a copy for:
Franck, Galicia, Duclaud and Robles, Civil Partnership
Avenida Paseo de las Palmas four hundred five dash third floor (405-3o), Colonia Lomas de Chapultepec, Postal code eleven thousand (11000), Mexico, Federal District
Attn: Attorney Alejandro Duclaud
Fax: (five hundred twenty-five -525) five hundred forty dash nine two zero two (540-9202)
Phone: (five hundred twenty five - 525) five hundred forty dash nine two zero (540-9200)
Should any of the aforementioned persons change their domicile, they must notify the other parties in writing, indicating the new domicile.

SEVENTEEN. Applicable Law. This contract shall be governed and interpreted in accordance with the laws of Mexico, Federal District, Mexico.

EIGHTEEN. Jurisdiction. For everything related to the interpretation, compliance, and validity of the provisions of this Mortgage, the parties to this act expressly and irrevocably submit to the jurisdiction of the courts of Mexico City, Federal District, expressly waiving any other jurisdiction that may now or in the future apply due to their domiciles or for any other reason.

LEGAL CAPACITY. The appearing party proves his legal capacity and the legal existence of his principal with a certificate that I am attaching to the appendix of this document, marked with letter "E".

I, THE NOTARY, CERTIFY:

ONE. That I made certain of the identity of the appearing party, whom I believe to have the legal capacity to execute this document.

TWO. That, when advised of the penalty for perjury, giving his personal information, he stated that he is:

A native and citizen of Mexico, Federal District, where he was born February fifth, nineteen sixty-four, married, an attorney, domiciled at Amberes number five, Colonia Cuauhtemoc, Federal District.

He is identifying himself by means of: His drivers license number C zero forty-eight thousand four hundred ninety-two, issued to him by the Department of the Federal District.

THREE. The representative of "REDAY", PUBLIC CORPORATION OF VARIABLE CAPITAL, states that the legal capacity he claims has not been revoked nor amended in any way and that his principal is legally authorized to enter into this contract.

FOUR. The appearing party states that his principal is registered in the National Registry of Foreign Investment and he proves it with the document I am attaching to the appendix of this document with letter "F".

FIVE. That I had before me the documents mentioned in this document.

SIX. That once this document was read and explained to the appearing party, he stated his agreement therewith and signed it on the thirtieth day of April, nineteen ninety-eight, at the same time that I am giving my DEFINITIVE AUTHORIZATION. I ATTEST.

JAMES ENRIQUE RITCH GRANDE AMPUDIA, FLOURISH, JOSE VISOSO DEL VALLE, FLOURISH, THE AUTHORIZING SEAL.

                              "SUPPLEMENTAL NOTES"

NOTE: ONE. UNDER LETTER "G ONE TO G FIVE" I AM ATTACHING TO THE APPENDIX OF THIS DOCUMENT COPIES OF THE SECOND NOTICE SUBMITTED TO THE PUBLIC REGISTRY OF PROPERTY IN THE STATE OF MEXICO.

FEDERAL DISTRICT, MAY SIXTH, NINETEEN NINETY-EIGHT, I ATTEST, FLOURISH.
NOTE: TWO. UNDER LETTER "H" I AM ATTACHING TO THE APPENDIX OF THIS DOCUMENT THE SECOND NOTICE SUBMITTED TO THE PUBLIC REGISTRY OF THE STATE OF MEXICO.
FEDERAL DISTRICT, MAY EIGHTH, NINETEEN NINETY-EIGHT, I ATTEST, FLOURISH.

THIS IS A CERTIFIED COPY THAT I AM ISSUING FOR "CREDIT SUISSE FIRST BOSTON", IT CONSISTS OF SIX HUNDRED TWENTY-ONE PAGES, TWENTY-ONE WRITTEN ON BOTH SIDES AND SIX HUNDRED ON JUST ONE SIDE, COMPARED AND CORRECTED.

MEXICO, FEDERAL DISTRICT, MAY TWENTIETH, NINETEEN NINETY-EIGHT.
I ATTEST.
JVV/ahs
[signature and seal]

                                   Annex "A"

                  [CERTIFICATES OF FREEDOM FROM ENCUMBRANCES]

                                   Annex "B"

                               [CREDIT AGREEMENT]

                                   Annex "C"

                     [JCISA SUBSIDIARY GUARANTEE AGREEMENT]

                                   Annex "D"

                         [FEE AND GUARANTEE AGREEMENT]